SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement        [ ] Confidential, for use of the
                                           Commission Only (as permitted by Rule
                                           14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             FIDELITY BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]    No fee required
  [      ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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





                       [FIDELITY BANCORP, INC. LETTERHEAD]



January 12, 2001


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. The Annual Meeting will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 13, 2001, at 5:00 p.m., Eastern Time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

         Your  continued  interest  in  Fidelity  Bancorp,   Inc.  is  sincerely
appreciated.

                                                  Very truly yours,


                                                  /s/William L. Windisch
                                                  ------------------------------
                                                  William L. Windisch
                                                  Chairman of the Board and
                                                  Chief Executive Officer

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                  412-367-3300
--------------------------------------------------------------------------------
                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON FEBRUARY 13, 2001
--------------------------------------------------------------------------------

         The Annual Meeting of Stockholders (the "Annual Meeting") of Fidelity Bancorp, Inc. (the "Company") will be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 13, 2001, at 5:00 p.m., Eastern Time, for the following purpose:

         (1)      To elect three directors of the Company;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on January 2, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended September 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/Susan J. Lowe
                                            ------------------------------------
                                            Susan J. Lowe
                                            Secretary





Pittsburgh, Pennsylvania
January 12, 2001

--------------------------------------------------------------------------------
THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF- ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 (412) 367-3300
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Fidelity Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Perrysville Branch of Fidelity Bank, 1009 Perry Highway, Pittsburgh, Pennsylvania, on February 13, 2001, at 5:00 p.m. Eastern Time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about January 12, 2001.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal (1); and (b) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Susan J. Lowe at 1009 Perry Highway, Pittsburgh, Pennsylvania 15237) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on January 2, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,110,718 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees set forth in Proposal 1, proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date. The ownership of all executive officers and directors of the Company as a group is presented under "Proposal 1 - Election of Directors."


Name of Beneficial Owner                     Amount and Nature of
or Number of                              Beneficial Ownership as of   Percent of
Persons in Group                              January 2, 2001 (1)      Common Stock
----------------------------------------  ---------------------------  ------------
Charles J. Moore                                    185,520(2)             8.79%
The Banc Funds
208 South LaSalle Street
Chicago, IL 60604

Fidelity Bancorp, Inc.                              169,491(3)             8.03%
Employee Stock Ownership Plan
1009 Perry Highway
Pittsburgh, PA 15237

William L. Windisch                                 121,501(4)             5.67%
Director; Chairman of the Board and
Chief Executive Officer of the Company

----------------------
(1)      Adjusted to reflect the 10% stock dividend paid in November 2000.
(2)      The  information  as to  Charles  J.  Moore  and The  Banc  Funds  (the
         "Reporting Group") is derived from an amended Schedule 13D dated January 31, 2000, filed by the Reporting Group which states that Banc Fund L.P. had sole voting and sole dispositive power with respect to 18,610 shares, Banc Fund III Trust had sole voting and sole dispositive power with respect to 57,035 shares, Banc Fund IV L.P. had sole voting and sole dispositive power with respect to 17,021 shares; Banc Fund IV Trust had sole voting and sole dispositive power with respect to 57,258 shares, and Banc Fund V L.P. had sole voting and sole dispositive power with respect to 35,596 shares.
(3) Pursuant to a schedule 13G filed by Fidelity Bancorp, Inc., on behalf of three non-employee directors who are the trustees of the Bank's Employee Stock Ownership Plan ("ESOP"), which has shared voting and shared dispositive power over 169,491 shares of Common Stock. Such shares are voted by the trustee in accordance with instructions from either participants (as to shares allocated to their accounts) or the ESOP trustees as directed by the ESOP committee (as to unallocated shares). As of the record date, 154,586 shares have been allocated under the ESOP to participant's accounts.
(4)      See Note (7) to the table under "Proposal I - Election of Directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for up to a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of six members, each of whom also serves as a director of Fidelity Bank, PaSB (the "Bank"). Three directors will be elected at the Meeting.

         J. Robert Gales has been nominated by the Board of Directors to serve as a director for a term of two years to expire in 2003 and Robert F. Kastelic and Oliver D. Keefer have been nominated by the Board of Directors to serve as directors each for a term of three years to expire in 2004. Messrs. Gales, Kastelic and Keefer are currently members of the Board of Directors and will serve for their respective terms or until their successors have been elected and qualified.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Gales, Kastelic or Keefer withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth each nominee and continuing director's name, age, the year he or she first became a director, the year in which his or her current term will expire and the number of shares and percentage of the Common Stock beneficially owned on the record date. The following table also sets forth, for all executive officers and directors as a group and for each executive officer listed in the Summary Compensation Table under the caption "Executive Compensation," the number of shares and the percentage of the Company's Common Stock beneficially owned on the record date.


                                                                                      Shares of Common
                                                 Year First         Current          Stock Beneficially        Percent
                                                  Elected           Term to             Owned as of               of
Name                                Age(1)      Director(2)         Expire         January 2, 2001(3)(4)        Class
------------------------            ------      -----------        --------        ---------------------       ------
                                        BOARD NOMINEE FOR TERM TO EXPIRE IN 2003
J. Robert Gales                       65            1984             2001                    91,995             4.33%

                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Robert F. Kastelic                    66            1990             2002                    17,102 (5)           --(10)
Oliver D. Keefer                      57            1987             2002                    44,144             2.08%

                                              DIRECTORS CONTINUING IN OFFICE
Charles E. Nettrour                   68            1987             2002                    72,699 (5)(6)      3.42%
William L. Windisch                   68            1958             2002                   121,501 (7)         5.67%
Joanne Ross Wilder                    58            1996             2003                    10,614 (5)           --(10)

                                    CERTAIN EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Richard G. Spencer                    53                                                     55,666 (8)         2.60%
Michael A. Mooney                     46                                                     34,976             1.64%
All executive officers and directors as a group (8 persons)                                 448,697 (5)(9)     19.72%

------------------------
(1)  As of September 30, 2000.
(2) Includes terms as a director of the Bank prior to the formation of the Company in 1993. All directors of the Company currently serve as directors of the Bank.
(3)  Based  on  information  furnished  by the  respective  individuals.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.
(4) Includes shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by any other person. The amounts of such shares included above are as follows: Mr. Gales, 14,774 shares; Mr. Kastelic, 14,774 shares; Mr. Keefer, 14,774 shares; Mr. Nettrour, 14,774 shares; Mr. Windisch, 34,865 shares; Ms. Wilder, 10,216 shares; Mr. Spencer, 30,294 shares, and Mr. Mooney, 29,921 shares.
(5) Excludes 14,905 unallocated shares held under the ESOP for which such individuals serve as a member of the ESOP trust or as plan administrator. Such individuals disclaim beneficial ownership with respect to shares held in a fiduciary capacity.
(6) Includes 45,043 shares owned by Mr. Nettrour and 12,882 shares owned by Martin & Nettrour, Incorporated.
(7) Includes 44,561 shares of Common Stock owned jointly with Mr. Windisch's wife and 22,822 shares owned solely by Mr. Windisch's wife.
(8) Includes 12,332 shares owned jointly with Mr. Spencer's wife and 352 shares owned by Mr. Spencer's minor children.
(9) Includes options for 164,392 shares of Common Stock which may be acquired within 60 days pursuant to the exercise of outstanding stock options under the Company's Employee Stock Compensation Program.
(10) Less than 1% of the Common Stock outstanding.

Biographical Information

         The principal occupation during the past five years of each nominee, director and executive officer of the Company is set forth below.

         Nominees For Directors:

         J. Robert Gales is President and owner of J.R. Gales & Associates, a civil engineering consulting firm in Pittsburgh, Pennsylvania.

         Robert F. Kastelic is President and Chief Executive Officer of X-Mark/CDT, a precision metal manufacturer in Washington, Pennsylvania. He is also Chairman of the Board of Directors of Quasitronics Inc., an electronic and computer peripheral equipment company in Houston, Pennsylvania.

         Oliver D. Keefer is owner of Ralph E. Lane, P.C., certified public accountants in Zelienople, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

         Continuing Directors:

         Charles E. Nettrour is President and Chief Executive Officer of Martin & Nettrour, Incorporated, an insurance brokerage and consulting firm in Pittsburgh, Pennsylvania and also of Retirement Designs Unlimited, Inc., retirement plan specialists in Pittsburgh, Pennsylvania.

         William L. Windisch is Chairman of the Board and Chief Executive Officer of the Company and Bank.

         Joanne Ross Wilder is President of Wilder & Mahood, a legal services firm in Pittsburgh, Pennsylvania.

         Executive Officers Who Are Not Directors

         Richard G. Spencer is the President, Chief Operating Officer, Chief Financial Officer and Treasurer of the Company and Bank.

         Michael A. Mooney is the Executive Vice President of the Company and Bank and the Chief Lending Officer of the Bank.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2000, the Board of Directors held a total of 14 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2000, the Company had a Nominating Committee, a Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the

Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Articles of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Compensation Committee is comprised of directors Gales, Kastelic, Keefer, Nettrour and Wilder. This standing committee has the responsibility of reviewing the compensation paid by the Company and the Bank. The Committee met twice during the 2000 fiscal year.

         The Audit Committee is comprised of the non-employee directors Gales, Kastelic, Keefer, Nettrour, and Wilder. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the amended issuer rules of the NASDAQ. The Audit Committee is a standing committee and reviews the records and affairs of the Company and the Bank to determine its financial condition, reviews with management and the independent auditors the systems of internal control, and monitors the Company's and the Bank's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee met three times during the 2000 fiscal year.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an Appendix to this Proxy Statement.

Director Compensation

         Except for Mr. Windisch, directors of the Company receive an annual stipend of $10,000 per year without regard to attendance at meetings. No fees are paid by the Company for attending Board or Committee meetings of the
Company, although such meetings are generally held in conjunction with comparable meetings of the Bank for which fees are paid. Directors of the Bank receive $300 for each regular or special Board meeting attended, $300 for the first Bank Committee meeting attended on any date, $125 for any subsequent Bank Committee meeting held on the same date, and $125 for any telephone Bank Committee meeting. Mr. Windisch, as a salaried employee, receives no director's fees. For the fiscal year ended September 30, 2000, the Company paid a total of approximately $99,000 in directors' fees.

         Under the terms of the 1998 Stock Compensation Program (the "1998 Program") an aggregate of 17,149 of authorized but unissued shares (as adjusted for the 10% stock dividend paid in November 2000) were reserved for future issue to non-employee directors. On December 31, 1999, each non-employee director received options to purchase 2,079 shares of Common Stock from the reserved shares under the 1998 Program.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to the named executive officers of the Company for each of three years ended September 30, 2000. No other executive officer of the Company had a salary and bonus during such periods that exceeded $100,000 for services rendered in all capacities to the Bank or the Company in the aggregate.

                                      SUMMARY OF COMPENSATION TABLE
                                                                                            Long Term
                                                                                           Compensation
                                                            Annual Compensation               Awards
                                                      -------------------------------   -----------------
                                                                                            Securities
                                                                                            Underlying         All
                                                                                             Options/         Other
Name & Principal Position                Year         Salary($)(1)        Bonus($)          SARs (#)(2)    Compensation($)
-------------------------                ----         ------------        --------      -----------------  ---------------

William L. Windisch                      2000            158,808           43,417               3,300        88,660(3)
President and CEO                        1999            159,423           31,847               4,125        85,087
                                         1998            147,846           25,025               4,159        63,428

Richard G. Spencer                       2000             98,285           28,945               2,750        19,273(4)
Executive Vice President,                1999             96,839           21,231               2,750        19,877
CFO and Treasurer                        1998             89,585           12,960               3,437        14,789

Michael A. Mooney                        2000             98,285           28,945               2,750        16,434(5)
Executive Vice President and             1999             96,839           21,231               2,750        17,201
Chief Lending Officer                    1998             89,462           12,900               3,437        12,554

------------------------
(1) Includes amounts deferred pursuant to the Company's Thrift Plan which allows employees to defer up to 15% of their compensation, up to the maximum established by law.
(2)  See " -- Stock Awards".
(3) Consists of matching contributions by the Bank of $4,771 pursuant to the Bank's Thrift Plan, the value of 333 shares of stock at a cost of $4.85 allocated under the ESOP, accrued benefit of $79,889 under the Salary Continuation Plan and $2,385 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2000, the ESOP shares had a fair value of $4,126.
(4) Consists of matching contributions by the Bank of $2,955 to the Bank's Thrift Plan, the value of 252 shares of stock at a cost of $4.85 per share allocated under the ESOP, accrued benefit of $14,798 under the Salary Continuation Plan and $298 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2000, the ESOP shares had a fair value of $3,122.
(5) Consists of matching contributions by the Bank of $1,970 pursuant to the Bank's Thrift Plan, the value of 252 shares of stock at a cost of $4.85 per share allocated under the ESOP, accrued benefit of $13,068 under the Salary Continuation Plan and $174 relating to the premium expense of the life insurance policy under the Group Term Replacement Plan. As of September 30, 2000, the ESOP shares had a fair value of $3,122.

Employment Agreements

         Employment Agreements. The Bank entered into employment agreements with the named executive officers. The employment agreements provide for a term of three years. The agreements may be terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates an officer without just cause, the officer will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. The employment agreements contain a provision stating that in the event of involuntary termination of employment in connection with, or within one year after, any change in control of the Bank, each officer will be paid in a lump sum an amount equal to 2.99 times his average taxable compensation paid during the five prior calendar years. In the event of a change in control of the Company, at September 30, 2000, Messrs. Windisch, Spencer, and Mooney would currently be entitled to an aggregate lump sum payment of approximately $497,000, $301,000 and $297,000, respectively.

Benefit Plans

         The Group Term Replacement Plan ("GTR") is a plan where the Bank applies for and owns a life insurance policy on the life of the employee. By way of a separate split dollar agreement, the policy interests are divided between the Bank and the employee. The Bank owns the policy cash surrender value, including the accumulated policy earnings, and the policy death benefits over and above the cash surrender value are endorsed to the employee and his or her beneficiary. For the year ended September 30, 2000, Messrs. Windisch, Spencer and Mooney had compensation of $2,385, $298, and $178, respectively, related to expenses of such death benefits insurance.

         The Salary Continuation Plan ("SCP") is a non-qualified executive benefit plan where the Bank agrees to pay the executive additional benefits in the future, usually at retirement, for a period of 15 years. For the year ended September 30, 2000, Messrs. Windisch, Spencer and Mooney had an accrued SCP benefit of $205,738, $38,109 and $33,654, respectively, and such benefits under the SCP were vested for Mr. Windisch and not vested for Messrs. Spencer and Mooney.

Stock Awards

         The following tables set forth information concerning options granted to the named executives and held by them as of September 30, 2000. The Company has not granted to the named executive officers any stock appreciation rights ("SARs").

                                             OPTION/SAR GRANTS TABLE

                                       Option/SAR Grants in Last Fiscal Year
                                       -------------------------------------
                                                                                                  Potential Realizable
                                                                                                    Value at Assumed
                                                                                                 Annual Rates of Stock
                                                                                                 Price Appreciation for
                                      Individual Grants                                               Option Term
------------------------------------------------------------------------------------------      --------------------------
                          Number of        % of Total
                         Securities        Option/SARs
                         Underlying        Granted to       Exercise or
                         Option/SARs      Employees in       Base Price       Expiration
        Name            Granted (#)(1)     Fiscal Year        ($/Sh)(1)          Date             5% ($)         10% ($)
       ------          ---------------    -------------      ----------         ------           --------       --------
William L. Windisch         3,300            11.24%             12.05        Dec. 31, 2009         26,836        66,285
Richard G. Spencer          2,750             9.37              12.05        Dec. 31, 2009         22,363        55,238
Michael A. Mooney           2,750             9.37              12.05        Dec. 31, 2009         22,363        55,238

-------------------------
(1)      Adjusted to reflect the 10% stock dividend paid in November 2000.
(2) The amounts represent certain assumed rates of appreciation only over 10 year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amount reflected in the table will be achieved. The values in the table are based upon the exercise price of $12.05 and the closing price of $12.39 at September 30, 2000.

                                           OPTION/SAR EXERCISES AND YEAR END VALUE TABLE

                         Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values
                         --------------------------------------------------------------------------------
                                                                            Number of Securities
                                                                           Underlying Unexercised       Value of Unexercised In-
                                                                                 Option/SARs              The-Money Option/SARs
                           Shares Acquired                                      at FY-End (#)               at FY-End (2)($)
        Name                 on Exercise       Value Realized ($)(1)      Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------        -------------      ---------------------      -------------------------     -------------------------
William L. Windisch              2,200                 13,142                 31,865 / --                     58,175 / --
Richard G. Spencer                 882                  4,836                 27,794 / --                     48,452 / --
Michael A. Mooney                  882                  5,036                 27,421 / --                     46,279 / --

--------------
(1) Market value of the underlying securities at the date of exercise minus the exercise price, multiplied by the number of underlying securities.
(2) Market value of the underlying securities at year-end minus the exercise price, multiplied by the number of underlying securities.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee (the "Committee") of the Company consists of Directors Gales, Kastelic, Keefer, Nettrour, and Wilder, with Director Nettrour acting as Chairman. This committee also serves as the Compensation Committee for the Bank. Members of the Committee are non-employee directors of the Company and Bank. The Committee met twice during the fiscal year to review the performance of the Bank's officers and employees, and to recommend compensation programs and salary actions for the Bank and its personnel.

Board Compensation Committee Report on Executive Compensation

         The Board of Directors has assigned to the Compensation Committee the responsibility of formulating the compensation packages of the executive officers and recommending those to the Board of Directors. The Committee met two times during the past year. They reviewed the salaries, benefit programs and employment agreements of the executive officers and made pertinent recommendations regarding compensation increases and adjustments to the terms of the employment agreements.

         The Committee has established the following goals for the executive management compensation programs:

          o Motivate the executive officers to diligently pursue the enhancement of stockholder value.
          o Provide opportunities for the executives to earn compensation consistent with competitive norms in the community in which the Company operates.
          o    Reward  the  executives  for  achieving   strategic   performance
               initiatives.

         The references used by the Committee to aid in formulating their recommendation to the Board of Directors included an analysis of currently published compensation surveys, a comparison of the Company's base salary, bonus and benefit programs with those of savings banks and commercial banks of comparable size operating in the Company's geographic area, and the Company's current operating results. Additionally, the Committee reviewed the performance of and the contribution made by each executive officer during the year.

         In arriving at its recommendations for the Chairman of the Board and Chief Executive Officer William L. Windisch's compensation, the Committee considered the overall profitability of the Company during the past year in addition to the other criteria mentioned above. Chairman Windisch's compensation was increased from $155,000 to $161,500 for the calendar year ending December 31, 2000.

         The Board of Director established a Management Incentive Compensation Plan, to provide for the payment of bonuses to senior executives. The Plan specifies that a pool of funds will be created based upon the Bank achieving certain income and other miscellaneous goals. The full amount of the pool will be paid upon the attainment of 90% of the goal. Mr. Windisch's share of any pool created will be 30%. The amount of that bonus for calendar year 2000 is $42,130. For additional information regarding the named executive officers compensation, please refer to "Executive Compensation."

                  Compensation Committee:
                           Gales
                           Kastelic
                           Keefer
                           Nettrour (Chairman)
                           Wilder

Certain Relationships and Related Transactions

         The Bank offers loans to its directors, officers and employees. However, all of such loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates, collateral and application fees, as those prevailing at the time for comparable transactions with non-affiliated persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

Performance Graph

         The following graph compares the cumulative total shareholder return of the Common Stock with that of (a) the total return index for domestic companies listed on the Nasdaq Stock Market and (b) the total return index for banks listed on the Nasdaq Stock Market. These total return indices of the Nasdaq Stock Market are computed by the Center for Research in Securities prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on September 30, 1995 and the reinvestment of dividends when paid.

                               [GRAPHIC OMITTED]

=========================================================================
                     9/30/95  9/30/96  9/30/97  9/30/98  9/30/99  9/30/00
                     -------  -------  -------  -------  -------  -------

Nasdaq U.S.           $1,000   $1,187   $1,629   $1,655   $2,704   $3,590
                     -------  -------  -------  -------  -------  -------
Nasdaq Bank           $1,000    1,277    2,126    2,109    2,246    2,410
                     -------  -------  -------  -------  -------  -------
Fidelity Bancorp      $1,000    1,310    1,716    1,957    1,475    1,405
=========================================================================

       There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company will not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

       In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Company's office, 1009 Perry Highway, Pittsburgh, Pennsylvania 15237 on or before September 13, 2001. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than December 14, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

       The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

       The cost of  solicitation  of proxies will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, FIDELITY BANCORP, INC., 1009 PERRY HIGHWAY, PITTSBURGH, PENNSYLVANIA 15237.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Susan J. Lowe
                                              ----------------------------------
                                              Susan J. Lowe, Secretary

Pittsburgh, Pennsylvania
January 12, 2001

                                                                        Appendix

                             Fidelity Bancorp, Inc.
                             Audit Committee Charter

The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to shareholders and others, the system of internal controls which management and the Board of Directors have established, and the audit process.

The membership of the Audit Committee shall be composed of at least three directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

In meeting its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and shareholders that the accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

The Audit Committee will:

1.   Provide   an  open   avenue   of   communication   between   the   Internal
     Auditor/Compliance Officer, the independent accountant and the Board of Directors.
2.   Review and update the Committee's charter annually.
3. Recommend to the Board of Directors the independent accountant to be nominated, approve the compensation of the independent accountant, and review and approve, if appropriate, the discharge of the independent accountant.
4. Review and concur in the appointment, replacement, reassignment or dismissal of the Internal Auditor/Compliance Officer.
5. Confirm and assure the independence of the Internal Auditor/Compliance Officer and the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.
6. Inquire of management, the Internal Auditor/Compliance Officer and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.
7. Consider, in consultation with the Internal Auditor/Compliance Officer and the independent accountant, the audit scope and plan of the internal auditors and independent accountant.
8. Review with the Internal Auditor/Compliance Officer and the independent accountant the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.
9. Consider and review with the independent accountant and the Internal Auditor/Compliance Officer:
               a.   The adequacy of the Company's  internal  controls  including computerized information system controls and security.
               b.   Any related significant  findings and recommendations of the independent accountant and Internal Auditor/Compliance Officer together with management's responses thereto.

10. Review with management and the independent accountant at the completion of the annual examination:
               a.   The  Company's  annual  financial   statements  and  related
                    footnotes.
               b.   The   independent   accountant's   audit  of  the  financial
                    statements and their report thereon.
               c.   Any   significant   changes   required  in  the  independent
                    accountant's audit plan.
               d.   Any  serious   difficulties   or  disputes  with  management
                    encountered during the course of the audit.
               e.   Other matters  related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.
11.  Consider and review with  management  and the  Internal  Auditor/Compliance
     Officer:
               a.   Significant   findings  during  the  year  and  management's
                    responses thereto.
               b.   Any  difficulties  encountered  in the course of the audits, including any restrictions on the scope of work or access to required information.
               c.   Any  changes   required   in  the   planned   scope  of  the
                    audit/compliance review plan.
               d.   The internal auditing department budget and staffing.
12. Review filings with the SEC, regulatory agencies and other published documents containing the Company's financial statements and consider whether the information contained therein is consistent with the information contained in the financial statements.
13. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.
14.  Meet  with  the  Internal   Auditor/Compliance   Officer,  the  independent
     accountant and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.
15. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.
16. The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
17. The Committee shall meet at least three times per year or more frequently as circumstances require.
18. The Committee shall perform such other functions as assigned by law, the Company's charter or bylaws or the Board of Directors.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.

APPENDIX I
----------


--------------------------------------------------------------------------------
                             FIDELITY BANCORP, INC.
                               1009 PERRY HIGHWAY
                         PITTSBURGH, PENNSYLVANIA 15237
                                 (412) 367-3300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 13, 2001
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Fidelity Bancorp, Inc. ("Company"), with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Perrysville Branch of Fidelity Bank, PaSB, 1009 Perry Highway, Pittsburgh, Pennsylvania on Tuesday, February 13, 2001 at 5:00 p.m. ("Meeting") and at any and all adjournments thereof, as follows:


                                                             FOR       WITHHELD
                                                             ---       --------
1.       The election as directors of the nominees
         listed below with terms to expire during            |_|         |_|
         the year listed.

         J. Robert Gales (2003)
         Robert F. Kastelic (2004)
         Oliver D. Keefer (2004)



INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------   nominee's name on the lines provided below.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSITION 1. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting or at any adjournments thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the notice of annual meeting of stockholders, a proxy statement dated January 12, 2001, and an annual report.



Dated:                     Check box if planning to attend the Meeting     |_|
       --------------





-----------------------------------           ----------------------------------
PRINT NAME OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER




-----------------------------------           ----------------------------------
PRINT NAME OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER



         Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------